                                                                   EXHIBIT 23-12


INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference of our report dated January 27, 1999 appearing in this Annual Report on Form 10-K of DTE Energy Company and The Detroit Edison Company for the year ended December 31, 1998 in the following registration statements:


                  FORM                                       REGISTRATION NUMBER

                  DTE ENERGY COMPANY
                  Form S-3                                    33-57545
                  Form S-8                                    333-00023

                  THE DETROIT EDISON COMPANY
                  Form S-3                                    33-53207
                  Form S-3                                    33-64296
                  Form S-3                                    333-65765




Deloitte & Touche LLP

Detroit, Michigan
February 24, 1999